UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 18, 2003

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

The Belvedere Building
69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM08 (Zip Code)

(441) 295-7145
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

Exhibit 99.1 Slides for presentation to analysts and investors.

Item 9. Regulation FD Disclosure.

     The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, are utilized in presentations to investors and analysts from time to time and are furnished pursuant to Regulation FD.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS
HOLDINGS, LTD

By: /s/ Michael E. Lombardozzi

Michael E. Lombardozzi
Executive Vice President, General
Counsel and Secretary

Date: June 27, 2003

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Exhibit Index

Exhibit Number	Description

99.1	Slides for presentation to analysts and investors.

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